UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 11, 2008.


                    CARGO CONNECTION LOGISTICS HOLDING, INC.
             (Exact name of registrant as specified in its charter)

           FLORIDA                   0-28233                   65-0510294
 (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)

       600 BAYVIEW AVENUE, INWOOD, NEW YORK                      11096
      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (516) 239-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
       (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement.
           ------------------------------------------

As of January 11, 2008, Cargo Connection Logistics - International, Inc., an Illinois corporation ("International") and a wholly-owned subsidiary of Cargo Connection Logistics Holding, Inc., a Florida corporation (the "Company"), entered into a Commercial Lease Agreement (the "Lease") with MP Cargo ORD Property LLC, a Delaware limited liability company (the "Landlord"), for International's commercial use of the premises located at 491 Supreme Drive, Bensenville, Illinois (the "Premises"). The Lease is for a term of ten (10) years (the "Term") and calls for an annual rent in the amount of $600,000 for the first two years, with bi-annual increases thereafter throughout the Term, which annual rent is paid on a monthly basis. As an inducement for the Landlord to enter into the Lease and concurrently therewith: (i) the Company issued a Guaranty of Lease dated as of January 11, 2008 (the "Corporate Guaranty); and
(ii) Jesse Dobrinsky, the Chief Executive Officer of the Company, issued a Personal Guaranty of Lease dated as of January 11, 2008 (the "Dobrinsky Personal Guaranty" and, together with the Corporate Guaranty, the "Guarantees"), in each case in favor of the Landlord, guaranteeing all of International's obligations under the Lease.

Item 1.02  Termination of a Material Definitive Agreement.
           ----------------------------------------------

In connection with  the  execution  of  the  Lease,   on  January  11,  2008,
International entered into a Sublease Termination Agreement with Underwing International, LLC ("Underwing"), (the "Termination Agreement"), terminating a sublease agreement between it and Underwing, dated as of May 1, 2007, pursuant to which Underwing (as the prior tenant of the Premises) sub-leased the Premises to International. The Termination Agreement, which terminated Underwing's status as International's sub-lessor of the Premises, allowed International to enter into the Lease directly with the Landlord. The Landlord and Underwing contemporaneously terminated the Commercial Lease Agreement dated January 31, 2005 between Underwing and the Landlord. Underwing is a Delaware limited liability company, the owners of which are Jesse Dobrinsky, the President of the Company, Scott Goodman, the Chief Financial Officer of the Company, John L. Udell, a vice president of the Company and another employee of the Company.

Item 9.01  Exhibits
           --------

Exhibit
Number     Description
------     -----------

10.01 Lease Agreement dated as of January 11, 2008 between Cargo Connection Logistics Holding Inc. and MD Cargo ORD Property LLC.

10.02 Guaranty Agreement issued by Cargo Connection Logistics Holding as of January 11, 2008 in favor of MD Cargo ORD Property LLC.

10.03 Termination of Sublease Agreement dated as of January 11, 2008 between Cargo Connection Logistics - International, Inc. and Underwing International, LLC.

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

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 2008                CARGO CONNECTION LOGISTICS HOLDING, INC.


                                        By:   /s/ Scott Goodman
                                           ------------------------------------
                                           Scott Goodman
                                           Chief Financial Officer


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